Exhibit 99.1

Transforming Surgery: Open - like Access, Minimally Invasive

Vicarious Surgical This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Vicarious Surgical’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward - looking statements as predictions of future events. All statements other than statements of historical facts contained herein, including without limitation, expected development timelines, estimated total addressable market, the potential benefits of the Vicarious Surgical System compared to existing alternatives, and potential indications, are forward - looking statements that reflect the current beliefs and expectations of management. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements. Most of these factors are outside Vicarious Surgical’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the ability to maintain the listing of Vicarious Surgical’s Class A common stock on the New York Stock Exchange; the approval, commercialization and adoption of Vicarious Surgical’s initial product candidates and the success of its single - port surgical robot, called the Vicarious Surgical System, and any of its future product candidates and service offerings; changes in applicable laws or regulations; the ability of Vicarious Surgical to raise financing in the future; the success, cost and timing of Vicarious Surgical’s product and service development activities; the potential attributes and benefits of Vicarious Surgical’s product candidates and services; Vicarious Surgical’s ability to obtain and maintain regulatory approval for the Vicarious Surgical System, and any related restrictions and limitations of any approved product; the size and duration of human clinical trials for the Vicarious Surgical System; Vicarious Surgical’s ability to identify, in - license or acquire additional technology; Vicarious Surgical’s ability to maintain its existing license, manufacture, supply and distribution agreements; Vicarious Surgical’s ability to compete with other companies currently marketing or engaged in the development of products and services that Vicarious Surgical is currently marketing or developing; the size and growth potential of the markets for Vicarious Surgical’s product candidates and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of Vicarious Surgical’s product candidates and services and reimbursement for medical procedures conducted using its product candidates and services; the company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; Vicarious Surgical’s financial performance; economic downturns, political and market conditions and their potential to adversely affect Vicarious Surgical’s business, financial condition and results of operations; Vicarious Surgical’s intellectual property rights and its ability to protect or enforce those rights, and the impact on its business, results and financial condition if it is unsuccessful in doing so; and other risks and uncertainties indicated from time to time in Vicarious Surgical’s filings with the Securities and Exchange Commission. Vicarious Surgical cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Vicarious Surgical does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All surgical images contained in this presentation are sourced from cadaveric procedures. Legal Disclaimers

Vicarious Surgical Redefining Access, Expanding Markets & Advancing to Commercialization “Large market, protected technology, and clear path to launch.” Open - like Access, Minimally Invasive: Single - port, 18 mm trocar, open - surgery reach & dexterity. Large Untapped Market: >5.6M U.S. abdominal procedures annually, with 82% still performed open or laparoscopic. 1 Proprietary Technology & IP Moat: 160 patents granted & pending 2 ; including decoupled actuators & 13 - DOF 3 instruments. On the Path to Commercialization: Multiple controlled builds completed; advancing to design freeze & production - equivalent system. 1: VS ESTIMATES FROM 2021 - 2024 LSI GLOBAL MARKET DATA AND 2019 BANK OF AMERICA GLOBAL MARKET RESEARCH. INCLUDES HERNIA, GALLBLADDER, GI & GYNECOLOGIC PROCEDURES. 2: 50 GRANTED/ALLOWED, 110 PENDING 3. DOF=DEGREES OF FREEDOM

Vicarious Surgical Minimally Invasive Surgery Small incisions, but limited anatomical access, visualization and reach, especially in the abdomen. Open Surgery Full anatomical access, but high complications and difficult recovery. Today, Surgeons Choose Between Anatomical Access & Invasiveness Result: Many abdominal surgeries are still performed open, despite the known and agreed upon benefits of MIS. “We eliminate the tradeoff: open - surgery experience through a single incision.”

Vicarious Surgical Legacy Robot Adoption is Heavily Concentrated in Prostatectomy Not By Design, But By Limitation Current Robotics: Prostatectomy: Built as a General - Purpose System Multi - port entry, rigid arms, and limited freedom of motion. One size fits all approach. The Dominant Robotic Procedure >95% adoption rate 1 Confined pelvic anatomy aligns with robot’s strengths: ● Operates well in a small, narrow space ● Straightforward setup & triangulation ● Stable visualization ● Tremor reduction “There is potential upside in procedures that don’t fit existing systems.” 1: BERNSTEIN US ROBOTIC - ASSISTED SURGERY TAM MODEL - 12 MARCH 2021. U.S. ONLY .

Beyond Prostatectomy: Adoption Drops Sharply Vicarious Surgical

Vicarious Surgical One Small Incision. Unlimited Access. Open Surgery Access — Through a Single, Small Incision “We are redefining robotic surgery — expanding access to millions 1 of procedures beyond the reach of today’s systems.” Prostate Vicarious Surgical Current Robotic Systems Prostate In prostatectomy, the limitations of current robotic systems are reduced Narrow working space simplifies triangulation of rigid, straight instruments Multi - quadrant abdominal access not required 1: VS ESTIMATES FROM 2021 - 2024 LSI GLOBAL MARKET DATA AND 2019 BANK OF AMERICA GLOBAL MARKET RESEARCH. INCLUDES HERNIA, GALLBLADDER, GI & GYNECOLOGIC PROCEDURES.

Vicarious Surgical Simplify access, Amplify Performance. “Single - Port docking may streamline setup and improves procedural efficiency compared with traditional multi - port docking.” Current Robotic Systems Multi - Port Docking is Cumbersome: ● Pre - op planning required ● External and internal collisions ● Poor bedside access ● Incision site trauma Single - Port Docking is Efficient: ● No pre - op planning ● Collision free surgery ● Superior bedside access ● Limited incision site trauma Vicarious Surgical

Vicarious Surgical Breakthrough in Surgical Access and Maneuverability Open - Like Access & Perspective in Abdominal Procedures Surgeon Empowered Natural motion and full anatomical reach for open - like surgery. Hospital Advantage New revenue streams, improved economics, scalable adoption. Future Ready Data - rich platform will enable AI automation. OR Ready Reduced capital footprint* for easy integration in any OR *VICARIOUS SURGICAL DOES NOT REQUIRE A VISION CART Patient Cart Surgeon Console

Vicarious Surgical One Small Incision. Unlimited Access. Open Surgery Access — Through the Smallest 1 Incision 360 ƒ camera articulation with 120 ƒ field of view provides expanded visualization of the operative field & self cleaning . Decoupled actuators enable additional intra - abdominal joints with advanced dexterity and anatomical reach. Instrument arms generate high forces needed for a broad range of soft - tissue indications . “Unique dexterity, visualization, and strength, all through the smallest 1 incision.” 1: SMALLEST INCISION FOR A SINGLE - PORT RAS DEVICE

Vicarious Surgical

We Are Launching in *Ventral Hernia Repair*

Starting Where Others Can't Go: Redefining Abdominal Access

With the ability to work up, down and even backwards, ***Vicarious Surgical can reach areas of the abdominal wall that are currently difficult or even impossible with other systems.***

The anterior abdominal wall is a conundrum for "straight", rigid technology and as a result ***66% of all Ventral Hernias in the U.S. are still performed open.***[1]

Vicarious Surgical's unique capabilities may lead to ***better patient outcomes and operational efficiency in a procedure where it matters most.***


INSTRUMENT
GRASPER
INSTRUMENT
DRIVER

Cadaveric IPOM+ Procedure, Dr. Igor Belyansky

"Unlocking ventral hernia repair, enabling access to 66% of cases still performed open."

1: FRY BT, HOWARD RA, THUMMA JR, NORTON EC, DIMICK JB, SHEETZ KH. SURGICAL APPROACH AND LONG-TERM RECURRENCE AFTER VENTRAL HERNIA REPAIR. JAMA SURG. 2024;159(9):1019-1028. DOI:10.1001/JAMASURG.2024.1696

Vicarious Surgical 5.6 Million abdominal procedures performed annually in the US 1 We Are Addressing Procedures That Are Not Currently Being Done with Today’s Robotics Vicarious Surgical is expanding the TAM for robotic surgery, not fighting for a slice of the current pie. 82% are still non - robotic 1 Indications: Hernia, Gallbladder, GI, Gynecology. Why: ڶ Current robotics: limited anatomical access with a steep learning curve ڶ Vast majority of these procedures are still performed open, leading to a large white - space opportunity 82% 18% 1: VS ESTIMATES FROM 2021 - 2024 LSI GLOBAL MARKET DATA AND 2019 BANK OF AMERICA GLOBAL MARKET RESEARCH. Includes Hernia, Gallbladder, GI & Gynecologic procedures.

Vicarious Surgical Vicarious Surgical is Positioned for a Different TAM 82% Non - Robotic (US abdominal procedures market 1 ) 18% Robot - Assisted 1 1: VS ESTIMATES FROM 2021 - 2024 LSI GLOBAL MARKET DATA AND 2019 BANK OF AMERICA GLOBAL MARKET RESEARCH. Includes Hernia, Gallbladder, GI & Gynecologic procedures .

Vicarious Surgical Competitive Landscape*

	Invasiveness (Incisions)	Anatomical Access (DOF)	Visualization & Display	OR Integration (# Capital Components)	Operational Efficiency	Technical Innovation/Novelty
Vicarious Surgical	**Single, 18mm**	**13 DOF, All Quadrant access**	**360° camera, 120° FOV, 3D, Self Cleaning**	**2**	**Easy 1 arm set-up, portable**	**Least invasive, single incision w/ greatest range of motion**
Intuitive Surgical dv5	Four, 8-12mm	7 DOF, Multi Quadrant access	0/30° camera, 80 degree FOV, 3D	3	Challenging multiple arm set-up, stationary	First to Market surgical robotic platform
Intuitive Surgical SP	Single, >25mm	7 DOF, Multi Quadrant access	0/30° camera, 73 degree FOV, 3D	3	Challenging single arm set-up, stationary	First to Market single incision surgical robotic platform
Medtronic	Four, 8-12mm	7 DOF, Multi Quadrant access	0/30° camera, unknown FOV, 3D	6	Cumbersome multiple cart/arm set-up and mobility	"Me too" Multi-cart platform
CMR Surgical	Four, 5-12mm	7 DOF, Multi Quadrant access	0/30° camera, 81 degree FOV, 3D	5	Cumbersome multiple cart/arm set-up and mobility	"Me too" Multi-cart platform
Asensus Surgical	Four, 5-12mm	7 DOF, Multi Quadrant access	0/30° camera, unknown FOV, 3D	5	Cumbersome multiple cart/arm set-up, stationary	"Me too" Multi-cart platform "Lap instrument controllers"
Ronovo Surgical	TBD	7 DOF, Multi Quadrant access)	Unknown	4	Cumbersome multiple cart/arm set-up and mobility	"Me too" Multi-cart platform
Virtual Incision	Single, >25mm	6 DOF, Multi Quadrant access	Flexible tip camera, Unknown FOV, 2D	3	*Easy 1 arm set-up, portable	Reusable robotic arm
Distalmotion	Two, 8mm + 2 lap instruments	7 DOF, Multi Quadrant only w/ additional lap instruments	Utilizes legacy 0/30 degree laparoscope	4	Cumbersome multiple cart/arm set-up and mobility	Hybrid Lap/Robotic

*Source: Publicly available on company websites

Vicarious Surgical Our Proprietary Technology is Secured By A Comprehensive IP Single Port Insertion Intra - abd. motion 9 DOF Instruments Decoupled Actuators 18 38 37 17 AI & Automation Surgeon Interface 360 ƒ Visualization Camera Cleaning 15 21 39 5 granted/allowed patents 30 87 pending 117 total protections filed Portfolio Covering All Major System Innovations 1 Full Anatomical Access Enhanced Visualization 1: PATENT APPLICATIONS MAY CLAIM MORE THAN ONE FEATURE . Ease of Use

Vicarious Surgical Surgeons Validate the Vision of Vicarious Surgical The next frontier of robotic surgery is here and I look forward to the continued development of the innovative Vicarious Surgical robotic system.” – Igor Belyansky, MD It's very exciting, very exciting. I like the fact that you can work backward, and that is a huge improvement for (abdominal surgery) because instead of working straight, you have the ability to articulate the instruments in any configuration. That is a major, major advantage in hernia surgery. The ability to suture so the angles are much better is a leap forward.” – General Surgeon, large AMC* That's a huge innovation compared to what we have right now, which is a very long straight shaft and only wristed instruments. Having those shoulders gives you that ability to separate yourself and still triangulate and not crash into yourself. So that innovation is fantastic.” – Gynecologic Surgeon, Community Hospital *AMC= ACADEMIC MEDICAL CENTER

Vicarious Surgical Trusted by Leading Visionary Investors Visionary investors share our belief: Vicarious Surgical will expand robotic surgery into millions of new procedures. Backed by the world’s most forward thinking investors. Leading strategic investors validate Vicarious Surgical’s vision of expanding the future of robotic surgery and advancing minimally invasive care. BILL GATES

From Engineering to Production Transitioning from controlled builds to regulatory pathway & clinical testing. Vicarious Surgical

Vicarious Surgical 1. Beta 2 Established feasibility of core kinematics & vision. • Proof of concept demonstrated • Instrument range of motion validated 2. EV2 Incorporated surgeon feedback from Beta 2. • Reduced instrument size • Improved camera field of view • Redesigned patient cart boom 3 . pDV Proved reliability, repeatability, formative testing. • Biocompatibility & sterilization assessed • Ship testing • First builds under full Quality Management System (QMS) COMING SOON Production - Equivalent Performance at intended specs • Designed for manufacturability • Ready for clinical use and commercialization Deliberate Progress Toward Clinical Readiness November 2022 November 2024 April 2025 Mid - 2026 Increasing functionality & decreasing risk *QMS=Quality Management System .

Vicarious Surgical Two Controlled Builds: Foundation for Scale Vicarious Surgical achieved one of the most important milestones in the development of our robotic surgical platform ● April 2025: First controlled build → fully documented, traceable, auditable. ● August 2025: Rebuilt faster and more efficiently → demonstrated reproducibility & scalability. ● Outcome: Confidence in platform integration scalability. Apr/25 Aug/25

Vicarious Surgical Progressing Toward Clinical - Grade System Apr/25 The first system built to a standard suitable for regulatory testing and clinical use. Aug/25 Sept/25 Mid/26 ● Steady incorporation of remaining design requirements. ● Functionality increased from 49% (June) → 63% (Sept) → clear path toward 100% *. ● Mid - 2026 milestone: First production - equivalent version of the platform. ● Built under full manufacturing & quality standards, foundation for regulatory testing & clinical trials. *ESTIMATE BASED ON INTERNAL DATA ON FILE

Vicarious Surgical Demonstrated Improvements: Camera Performance 8/19 Syndaver lab with KOL Dr. Belyansky 9/16 Syndaver lab with KOL Dr. Belyansky Camera focus and fogging issues resolved NOTE: VIDEOS AT 2X SPEED

Vicarious Surgical Next Phase: De - Risked Entry Into Clinical Testing Apr/25 Aug/25 Sept/25 Mid/26 Yr - End/26 ● Year - End 2026: Clinical Readiness milestone → all requirements frozen, hardened system, stable and reliable. ● 2027: ▪ Entering regulatory V&V from a de - risked position (continuous verification & usability testing already done). ▪ Human factors, usability, and safety studies. ▪ Human clinical trials → generate data to support De Novo submission & market authorization. 2027

Vicarious Surgical: Bringing An Open - Surgery Experience to Robotics Join Us In Transforming Surgery For Millions Of Patients Worldwide Vicarious Surgical 78 Fourth Avenue Waltham, MA 02451 US ir@vicarioussurgical.com Vicarious Surgical